                                                                   EXHIBIT 99.12

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
-------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

 19-Mar-02                                 Summary Of Bank And Investment Accounts                                     Attachment 1
 11:10 AM                                        Great Independence Ship Co.
Summary                                            Case No: 01-10969 (EIK)                                                UNAUDITED
Great Independence Ship Co.                      For Month Of February, 2002

                                                Balances
                                    ---------------------------------      Receipts &        Bank
                                       Opening             Closing         Disbursements     Statements      Account
Account                             As Of 2/01/02       As Of 2/28/02      Included          Included        Reconciled
-------                             -------------       -------------      --------          --------        ----------
Independence Steamer                         0.00                0.00      No -              No -            No -
Bank of Hawaii                                                             Account           Account         Account
Account # - 0001-029126                                                    Closed            Closed          Closed

 19-Mar-02                      Receipts & Disbursements            Attachment 2
 11:11 AM                      Great Independence Ship Co.
Summary                          Case No: 01-10969 (EIK)
Great Independence Ship Co.    For Month Of February, 2002
Attach 2


                  No Receipts Or Disbursements - Account Closed

 19-Mar-02                    Concentration & Investment Account Statements                      Attachment 3
 11:12 AM                              Great Independence Ship Co.
Summary                                  Case No: 01-10969 (EIK)
Great Independence Ship Co.            For Month Of February, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 15:08:06
INCOME STATEMENT - ATTACHMENT 4                         Page:  1
Current Period: FEB-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                     PTD-Actual
                                                     28-Feb-02
                                                    ------------
Revenue
Gross Revenue                                           4,540.52
Allowances                                                  0.00
                                                    ------------
Net Revenue                                             4,540.52

Operating Expenses
Air                                                         0.00
Hotel                                                     (13.70)
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                      (128,957.19)
Layup/Drydock Expense                                       0.00
Vessel Insurance                                            0.00
                                                    ------------
Total Operating Expenses                             (128,970.89)

                                                    ------------
Gross Profit                                          133,511.41

SG&A Expenses
General and Admin Expenses                            132,213.10
Sales & Marketing                                           0.00
Pre-Opening Costs                                           0.00
                                                    ------------
Total SG&A Expenses                                   132,213.10

                                                    ------------
EBITDA                                                  1,298.31

Depreciation                                                0.00
                                                    ------------
Operating Income                                        1,298.31

Other Expense/(Income)
Interest Income                                             0.00
Interest Expense                                        4,191.38
Equity in Earnings for Sub                                  0.00
Reorganization expenses                                     0.00
                                                    ------------
Total Other Expense/(Income)                            4,191.38

                                                    ------------
Net Pretax Income/(Loss)                               (2,893.07)

Income Tax Expense                                          0.00

                                                    ------------
Net Income/(Loss)                                      (2,893.07)
                                                    ============

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:18
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: FEB-2

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                        YTD-Actual       YTD-Actual
                                                        28-Feb-02        22-Oct-01
                                                      --------------   --------------
ASSETS

Cash and Equivalent                                             0.00        64,505.83

Restricted Cash                                                 0.00             0.00

Accounts Receivable                                       175,538.74       175,538.74

Inventories                                             1,144,821.19     1,148,206.76

Prepaid Expenses                                                0.00         2,954.26

Other Current Assets                                            0.00        16,615.13

                                                      --------------   --------------
Total Current Assets                                    1,320,359.93     1,407,820.72

Fixed Assets                                           97,928,924.04    97,928,924.04

Accumulated Depreciation                              (44,272,667.29)  (44,272,667.29)

                                                      --------------   --------------
Net Fixed Assets                                       53,656,256.75    53,656,256.75

Net Goodwill                                                    0.00             0.00

Intercompany Due To/From                              (17,788,078.93)  (17,643,280.88)

Net Deferred Financing Fees                               691,576.60       709,459.82

Net Investment in Subsidiaries                                  0.00             0.00

                                                      --------------   --------------
Total Other Assets                                    (17,096,502.33)  (16,933,821.06)

                                                      --------------   --------------
Total Assets                                           37,880,114.35    38,130,256.41

                                                      --------------   --------------

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:18
BALANCE SHEET - ATTACHMENT 5                            Page:  2
Current Period: FEB-2

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                        YTD-Actual        YTD-Actual
                                                        28-Feb-02         22-Oct-01
                                                      --------------   --------------
LIABILITIES

Accounts Payable                                                0.00             0.00

Accrued Liabilities                                             0.00        31,544.34

Deposits                                                        0.00             0.00

                                                      --------------   --------------
Total Current Liabilities                                       0.00        31,544.34

Long Term Debt                                                  0.00             0.00

Other Long Term Liabilities                             1,266,494.79     1,266,494.79

                                                      --------------   --------------
Total Liabilities                                       1,266,494.79     1,298,039.13

OTHER

Liabilities Subject to Compromise                      32,349,773.96    32,372,521.16

                                                      --------------   --------------
Total Other                                            32,349,773.96    32,372,521.16

OWNER'S EQUITY

Common Stock                                                1,000.00         1,000.00

Add'l Paid In Capital                                  17,616,000.00    17,616,000.00

Current Net Income (Loss)                                 111,865.55    (9,694,324.85)

Retained Earnings                                     (13,465,019.95)   (3,462,979.03)

                                                      --------------   --------------
Total Owner's Equity                                    4,263,845.60     4,459,696.12

                                                      --------------   --------------
Total Liabilities & Equity                             37,880,114.35    38,130,256.41

                                                      --------------   --------------

Great Independence Co.                                           ATTACHMENT 6                                              01-10969
                                                     Summary List of Due To/Due From Accounts
                                                       For the Month Ended January 31, 2002

                                                           BEGINNING                                               ENDING
AFFILIATE NAME                            CASE NUMBER       BALANCE              DEBITS        CREDITS            BALANCE
American Classic Voyages Co.              01-10954      (24,948,942.58)                --            --       (24,948,942.58)
AMCV Cruise Operations, Inc.              01-10967      (36,645,690.42)                --      8,734.00       (36,654,424.42)
The Delta Queen Steamboat Co.             01-10970           83,084.83                 --            --            83,084.83
Great AQ Steamboat, L.L.C                 01-10960            4,881.60                 --            --             4,881.60
Great Ocean Cruise Line, L.L.C            01-10959            2,195.09                 --            --             2,195.09
Cruise America Travel, Incorporated       01-10966          (16,321.27)                --            --           (16,321.27)
Cape Cod Light, L.L.C                     01-10962          (32,099.49)                --            --           (32,099.49)
Project America, Inc.                          N/A           21,415.35                 --            --            21,415.35
Oceanic Ship Co.                               N/A        1,172,074.09                 --            --         1,172,074.09
Project America Ship I, Inc.                   N/A          277,329.74                 --            --           277,329.74
Great Hawaiian Cruise Line, Inc.          01-10975       24,661,273.21           4,676.66      1,667.35        24,664,282.52
Great Hawaiian Properties Corporation     01-10971       28,898,393.97                 --            --        28,898,393.97
American Hawaii Properties Corporation    01-10976          542,250.76                 --            --           542,250.76
CAT II, Inc.                              01-10968      (11,802,199.12)                --            --       (11,802,199.12)
                                                       ---------------------------------------------------------------------
                                                        (17,782,354.24)          4,676.66     10,401.35       (17,788,078.93)
                                                       =====================================================================

GREAT INDEPENDENCE SHIP, CO.                           CASE #:   01-10969 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                    0-30 DAYS    31-60 DAYS    61-90 DAYS        91+ DAYS           TOTAL
Paymentech Credit Card Processor                                                        132528.09        132528.09
American Express Credit Card Processor                                                    9897.46          9897.46
Discover Credit Card Processor                                                           19562.88         19562.88
Diners Credit Card Processor                                                                646.5            646.5
Travel Agents                                                                            12903.81         12903.81

Total                                              0             0             0        175538.74        175538.74





                                                                  ATTACHMENT # 7

                           Great Independence Ship Co.
                                 01-10969 (EIK)




                             Accounts Payable Detail
                             As of February 28, 2002




                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT INDEPENDENCE SHIP CO.                      CASE NUMBER:  01-10969


                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. On October 22, 2001, the Debtor ceased all operations, and the U.S. Maritime Administration took possession of the ss Independence, the Debtor's primary asset, in connection with the uncontested foreclosure of its marine lien on the vessel. In connection therewith, the Debtor ceased recording depreciation expense and ceased accruing for the next scheduled dry-dock.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

4. Food and beverage inventories for the ss Independence have been adjusted to reflect physical inventory counts on board the ship on October 20, 2001. All other inventory values are based on information contained in the computer systems. See Note 1.